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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 6, 2005

Coastal Banking Company, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-28333	57-1076099
(Commission File Number)	(IRS Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina	29902
(Address of principal executive offices)	(Zip Code)

(843) 522-1228 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☒
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

        On April 6, 2005, Coastal Banking Company, Inc., the parent holding company for Lowcountry National Bank, entered into an agreement and plan of merger with First Capital Bank Holding Corporation, the parent holding company for First National Bank of Nassau County. Pursuant to the agreement, First Capital will be merged with and into Coastal. Lowcountry National Bank and First National Bank of Nassau County will be wholly owned subsidiaries of Coastal. Each common share of First Capital Bank Holding Corporation will be exchanged for 1.054 common shares of Coastal. The boards of directors of both parties have approved the merger agreement, and the merger agreement and the transactions contemplated thereby are subject to the approval of the shareholders of both parties, regulatory approvals, and other customary closing conditions. The foregoing description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is set forth below as Exhibit 2.1 hereto and is incorporated herein by reference.

Employment Agreements

        In connection with the execution of the merger agreement, Coastal Banking Company, Inc. and Lowcountry National Bank entered into an employment agreement with Randolph C. Kohn. The agreement supersedes the employment agreement between Mr. Kohn and Coastal Banking Company dated August 12, 1999. Pursuant to the agreement, Mr. Kohn serves as the Chief Executive Officer of Coastal Banking Company and President and Chief Executive Officer of Lowcountry National Bank. The agreement commenced on April 6, 2005, is for a term of five years, and will automatically renew for successive one year periods unless either party provides written notice at least 90 days prior to the expiration of the current term. Pursuant to the agreement, Mr. Kohn will receive an annual base salary of $160,000, which the board of directors will review annually and may increase from time to time. Mr. Kohn is also eligible to receive an annual cash bonus equal to up to 75% of his base salary based upon the achievement of certain criteria established by the board. He is also entitled to life insurance premiums, an automobile, club dues, and to participate in all of the company's retirement, welfare, deferred compensation, insurance, and other benefit plans and programs.

        If the agreement is terminated following a change in control, Mr. Kohn will be entitled to all accrued compensation plus a lump sum cash payment equal to 2.99 times the sum of his then current annual salary and the average bonuses paid to him during the preceding three years. In addition, he will be entitled to the automobile provided under the agreement free of any liens. If Mr. Kohn terminates the agreement for any reason at least 36 but not more than 48 months following the consummation of the merger, Mr. Kohn will be entitled to all accrued compensation plus severance compensation in an amount equal to 100% of his then current monthly base salary each month for 36 months from the date of termination. In addition, he will be entitled to the automobile provided under the agreement free of any liens.

        During his employment and for a period of 24 months thereafter, Mr. Kohn will be prohibited from, subject to limited exceptions, (a) competing with us by forming, serving as an organizer, director, or officer of, or acquiring or maintaining greater than a 1% passive ownership interest in, a depository financial institution or holding company of a depository financial institution, if the depository institution or holding company has one or more offices or branches located within a 50 mile radius of any of the employer's offices, or (b) soliciting our employees for a competing business. In addition, during his employment and for a period of 12 months thereafter, he will be prohibited from soliciting our customers for a competing business.

        The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the employment agreement, which is set forth below as Exhibit 10.1 hereto and is incorporated herein by reference.

        In connection with the execution of the merger agreement, Coastal Banking Company, Inc. and First National Bank of Nassau County entered into an employment agreement with Michael G. Sanchez. Pursuant to the agreement, Mr. Sanchez will serve as the President of Coastal Banking Company and President and Chief Executive Officer First National Bank of Nassau County. The agreement will commence upon the consummation of the merger, will be for a term of five years, and will automatically renew for successive one year periods unless either party provides written notice at least 90 days prior to the expiration of the current term. Mr. Sanchez will receive an annual base salary of $160,000, which the board of directors will review annually and may increase from time to time. Mr. Sanchez will also be eligible to receive an annual cash bonus equal to up to 5% of the net pretax income of First National Bank of Nassau County; provided that this bonus shall not exceed 50% of the base salary paid to Mr. Sanchez as long as Coastal maintains his existing deferred compensation plan. He will be entitled to life insurance premiums, an automobile, and to participate in all of the company's retirement, welfare, deferred compensation, insurance, and other benefit plans and programs.

        If the agreement is terminated following a change in control or if Mr. Sanchez terminates the agreement for any reason during the one year period beginning on the second anniversary of the consummation of the merger, Mr. Sanchez will be entitled to all accrued compensation and accrued benefits under the deferred compensation plan plus a lump sum cash payment equal to 2.99 times the sum of his then current annual salary and the average bonuses paid to him during the preceding three years. In addition, he will be entitled to the automobile provided under the agreement free of any liens.

        During his employment and for a period of 12 months thereafter, Mr. Sanchez will be prohibited from, subject to limited exceptions, (a) competing with us by forming, serving as an organizer, director, or officer of, or acquiring or maintaining greater than a 1% passive ownership interest in, a depository financial institution or holding company of a depository financial institution, if the depository institution or holding company has one or more offices or branches located within a 35 mile radius of the company's headquarters, (b) soliciting our customers for a competing business, or (c) soliciting our employees for a competing business. These restrictions against soliciting customers and personnel, however, will not apply following a change in control.

        The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the employment agreement, which is set forth below as Exhibit 10.2 hereto and is incorporated herein by reference.

Salary Continuation Agreements

        In connection with the execution of merger agreement, James L. Pate and Gary Horn executed salary continuation agreements with Coastal Banking Company, Inc. and Lowcountry National Bank. Upon termination following a change in control as defined in the agreements, each executive is entitled to receive all accrued compensation plus a lump sum payment equal to the sum of the executive's then current annual base salary and the average bonuses paid to the executive during the preceding three years. The foregoing description of the salary continuation agreements do not purport to be complete and is qualified in its entirety by reference to the complete text of the salary continuation agreements, which are set forth below as Exhibits 10.3 and 10.4 hereto and are incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

        The disclosure set forth above under "Item 1.01 Entry into a Material Definitive Agreement" with respect to Mr. Kohn's agreement is incorporated herein by reference into this Item 1.02. By executing the employment agreement described in Item 1.01 above, Mr. Kohn agreed that his existing employment described in Coastal's Form 10-KSB filed on March 30, 2005 was terminated.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Coastal and First Capital will be filing relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a joint proxy statement/prospectus. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Coastal and First Capital, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Coastal Banking Company, Inc., 36 Sea Island Parkway, Beaufort, South Carolina 29901, Attention: Randolph C. Kohn, or First Capital Bank Holding Corporation, 1891 South 14th Street, Fernandina Beach, Florida 32034, Attention: Michael G. Sanchez.

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The directors and executive officers of Coastal and First Capital and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Coastal's directors and executive officers is available in its Form 10-KSB filed with the SEC on March 30, 2005. Information regarding First Capital's directors and executive officers is available in its Form 10-KSB filed with the SEC on March 31, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits.

        The following exhibits are filed as part of this report:

Exhibit Number	Description
2.1	Agreement and Plan of Merger between Coastal Banking Company, Inc. and First Capital Bank Holding Corporation dated April 6, 2005.
10.1	Employment Agreement between Randolph C. Kohn and Coastal Banking Company, Inc. and Lowcountry National Bank.
10.2	Employment Agreement between Michael G. Sanchez and Coastal Banking Company, Inc. and First National Bank of Nassau County.
10.3	Salary Continuation Agreement between James L. Pate and Coastal Banking Company, Inc. and Lowcountry National Bank.
10.4	Salary Continuation Agreement between Gary Horn and Coastal Banking Company, Inc. and Lowcountry National Bank.
99.1	Press Release dated April 6, 2005.
99.2	Question and Answer Document.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.
Dated: April 6, 2005	By:	/s/ RANDOLPH C. KOHN
Randolph C. Kohn Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger between Coastal Banking Company, Inc. and First Capital Bank Holding Corporation dated April 6, 2005.
10.1	Employment Agreement between Randolph C. Kohn and Coastal Banking Company, Inc. and Lowcountry National Bank.
10.2	Employment Agreement between Michael G. Sanchez and Coastal Banking Company, Inc. and First National Bank of Nassau County.
10.3	Salary Continuation Agreement between James L. Pate and Coastal Banking Company, Inc. and Lowcountry National Bank.
10.4	Salary Continuation Agreement between Gary Horn and Coastal Banking Company, Inc. and Lowcountry National Bank.
99.1	Press Release dated April 6, 2005.
99.2	Question and Answer Document.

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SIGNATURES
EXHIBIT INDEX